EXHIBIT 10.10

                        VENTURA COUNTY NATIONAL BANCORP
                       (Ventura County National Bank and
                             Frontier Bank, N.A.)






                             MANAGEMENT INCENTIVE

                             COMPENSATION PROGRAM






                               - Confidential -




                                  March 1995



                            THE MARGADY GROUP, INC.

                               TABLE OF CONTENTS
                               -----------------

I.   ANNUAL INCENTIVE PROGRAM OBJECTIVES AND OVERVIEW ....................... 1

          A.   PROGRAM DESIGN OBJECTIVES .................................... 1
          B.   PROGRAM OVERVIEW ............................................. 2

II.  ANNUAL INCENTIVE PLAN DESIGN ........................................... 4

          A.   BASIS FOR INCENTIVES ......................................... 4
          B.   PROFIT OBJECTIVE PERFORMANCE (POP) MEASURE ................... 5
          C.   RELATIVE RETURN ON ASSETS (ROAR) MEASURE ..................... 6
          D.   INDIVIDUAL PERFORMANCE MEASURE ............................... 9
          E.   ANNUAL INCENTIVES AND PERFORMANCE ........................... 12

III. ANNUAL INCENTIVE PROGRAM ADMINISTRATION ............................... 16

          A.   OVERALL RESPONSIBILITY ...................................... 16
          B.   GUIDELINES TO PLAN PARTICIPANT SELECTION .................... 16
          C.   GUIDELINES TO THE TIMING OF AWARDS AND PAYMENT .............. 17
          D.   GUIDELINES TO DETERMINING THE SIZE OF AWARDS ................ 17
          E.   FORM AND TIME OF PAYMENT .................................... 17
          F.   PLAN SAFEGUARDS AND LIMITATIONS ............................. 18
          G.   SELECTION OF THE PEER GROUPS ................................ 21

APPENDIX A: POP AND ROAR FACTOR WEIGHTS, 1995-98 PERFORMANCE ............... 22

APPENDIX B: SAMPLE PEER COMPARISON GROUPS .................................. 24

APPENDIX C: CALCULATION OF ROAR MEASURE .................................... 27

              I. ANNUAL INCENTIVE PROGRAM OBJECTIVES AND OVERVIEW
                 ------------------------------------------------

                         A. PROGRAM DESIGN OBJECTIVES
                            -------------------------


 .    Limit to groups of participants at Ventura County National Bancorp (VCNB),
     Ventura National Bank (Ventura), and Frontier Bank (Frontier) who can significantly contribute to profits, revenues, cost containment

     ..   Group I:   CEO/President-VCNB, President-Frontier

     ..   Group II:  Executive/Senior Vice Presidents reporting to the
          Presidents

     .. Group III: Selected managers reporting to Group II executives and other selected managers


 .    Reward achievement of annual profit and other objectives as indicated in
                           ------
     the strategic plan


 .    Reflect participants' varying impact on profits and other results

     ..   Incorporated individual performance evaluation

     ..   Link to participants' accomplishment of specific individual objectives


 .    Plan elements flexible, will be adjusted over time

             ------------------------------------------------

                              B. PROGRAM OVERVIEW
                                 ----------------


 .    Incentives will be based on a combination of:

     ..   VCNB, Ventura and Frontier results

     ..   Peer bank comparisons

     ..   Individual performance


 .    Incentives will be determined based on profitability after accruing
     (deducting) incentive costs.


 .    Depending upon the unit to which the participant reports, the annual incentive plan is based on:

     ..   Annual VCNB or Ventura or Frontier Bank performance compared with plan

     ..   Profitability relative to VCNB or Ventura or Frontier peers

     ..   Individual performance assessments

             ------------------------------------------------

                              B. PROGRAM OVERVIEW
                                 ----------------


 .    Each position has a target incentive opportunity
                         ------

     ..   Target set as a percentage of participant's base salary

     .. Differing percentages reflecting participants' potential to affect his or her unit's performance


                         ANNUAL INCENTIVE OPPORTUNITY
                         ----------------------------
                           (PERCENT OF BASE SALARY)

                      MINIMUM              TARGET               MAXIMUM
GROUP               PERFORMANCE          PERFORMANCE          PERFORMANCE
-----               -----------          -----------          -----------
 I                     0.0%                20-25%                36-46%

 II                    0.0%                15-20%                27-36%

 III                   0.0%                10-15%                18-27%


 .    Incentives earned will depend on performance results


 .    Target incentives may increase over time

     ..   As VCNB and Banks grow in assets and profits

     .. Any future increase in incentive opportunity must be accompanied by reduced rate of base salary increases

                       II. ANNUAL INCENTIVE PLAN DESIGN
                           ----------------------------

                            A. BASIS FOR INCENTIVES
                               --------------------


 .    Three performance measures determine incentives:

     ..   $ profit objective performance (POP)

     ..   Return on assets relative to peers (ROAR)

     ..   Individual performance assessment


 .    Two financial performance measures are weighted:

     ..   Weights to change over time, 1995 proportions shown below:

          -    Profit Objective Performance (POP)                70%

          -    Relative Return on Assets (ROAR)                  30%

     ..   Appendix A provides schedule of POP/ROAR proportions


 .    Earned annual incentive award:


     INCENTIVE = (ROAR MEASURE + POP MEASURE) x INDIVIDUAL PERFORMANCE MEASURE


 .    Individual performance assessment increases or decreases the Incentive amount that can be earned by each participant

 .    For Groups I and II:

     ..   Primary emphasis on achievement of ROAR and POP

     ..   But, individual performance can increase award by 40% or reduce it to
          0%

 .    For Group III:

     ..   Primary emphasis on personal goal achievement

     ..   ROAR and POP factors may increase award by 20% or decrease it by 40%

                       ----------------------------

                 B. PROFIT OBJECTIVE PERFORMANCE (POP) MEASURE
                    ------------------------------------------


 .    Based on achieving a "stretching" pre-tax income target

     ..   Agreed upon each year

     ..   Adopted by Board of Directors

     ..   For each unit (VCNB, Ventura and Frontier)

 .    Incentive awards begin to fund close to target

     ..   Awards increase substantially as income approaches "stretching" target


 .    Awards level off after profit target is reached, rising slowly up to maximum amount over target


 .    Objective is to manage toward accomplishment of plan

     ..   Strong motivation to reach target

     ..   Limited benefits from windfalls


 .    "POP" performance levels for incentives:

           THRESHOLD            TARGET              MAXIMUM
          PERFORMANCE         PERFORMANCE         PERFORMANCE
          -----------         -----------         -----------
            80% OF              100% OF              120%
          PROFIT PLAN         PROFIT PLAN         PROFIT PLAN


 .    In 1995, comprises 70% of target incentive for Groups I and II

 .    Comprises 70% of the adjustment factor applied to Group III participants'
     individual performance measure

     .. Appendix A presents a four year schedule of POP influence on incentives.

                       ----------------------------

                  C. RELATIVE RETURN ON ASSETS (ROAR) MEASURE
                     ----------------------------------------


 .    Factor based on the Holding Company or Bank profitability (ROA) vs. group of comparable peers, depending on the plan participant's unit.

     .. The profitability measure, return on average assets (ROA), will be measured net of extraordinary gains or losses as determined by GAAP, additionally, the inclusion or exclusion of other extraordinary gains and losses will be subject to Board approval.


 .    Three different peer groups:

     ..   VCNB: 24 California bank holding companies closest in size to VCNB

     .. Ventura County National Bank: 24 banks closest in size in Ventura, Santa Barbara and Los Angeles Counties

          -- Will include Ventura and Santa Barbara banks with +-50% of the assets of the Ventura County National Bank

     ..   Frontier Bank: 24 banks closest in size in Los Angeles and Orange
          Counties


 .    Peer institutions must have equity capital to assets of 4% or greater


 .    In 1995, target relative return on assets performance for each unit set at the 60th percentile level relative to the appropriate peer group


 .    Performance above or below relative ROA target results in upward or downward adjustment of incentive awards

     ..   Threshold performance - at the 45th percentile of the peer group

     ..   Maximum incentive - at the 75th percentile of peers

                       ----------------------------

                  C. RELATIVE RETURN ON ASSETS (ROAR) MEASURE
                     ----------------------------------------


 .    "ROAR" performance levels for incentives:

           THRESHOLD             TARGET             MAXIMUM
          PERFORMANCE         PERFORMANCE         PERFORMANCE
          -----------         -----------         -----------
        45TH PERCENTILE     60TH PERCENTILE     75TH PERCENTILE


 .    ROAR performance levels for incentives in 1996 and beyond will be increased according the schedule in Appendix A


 .    Comprises 30% of target incentive for Group I and II


 .    For 1995, comprises 30% of the adjustment factor applied to Group III participants' individual performance measure


 .    Appendix A presents a four year schedule of ROAR influence on incentives


 .    For Groups I and II, after Holding Company or Bank performance results (POP and ROAR) are determined, individual performance is evaluated


 .    For Group III, this is the primary factor


 .    Should be based on specific objectives agreed to by participant and his/her manager each year


 .    Provides flexibility in assessing contribution by participant

                       ----------------------------

                  C. RELATIVE RETURN ON ASSETS (ROAR) MEASURE
                     ----------------------------------------


 .    For Groups I and II, incentives earned based on financial performance (sum of ROAR + POP) and are adjusted up or down based on individual performance evaluations

     ..   Achieving individual targets results in payout of earned award

     ..   Exceeding individual targets can increase award by 40%

     .. Individual performance below minimum acceptable level reduces award to zero


 .    For Group III, emphasis is on personal goal achievement

     ..   POP and ROAR performance factors may increase award
          By 20% or decrease it by 40%


 .    Calculation of the ROAR measure may be found in Appendix C

                       ----------------------------

                       D. INDIVIDUAL PERFORMANCE MEASURE
                          ------------------------------


 .    For Groups I and II, after VCNB, Ventura or Frontier performance results
     (POP and ROAR) are determined, individual performance is evaluated


 .    For Group III, this is the primary factor


 .    Should be based on specific objectives agreed to by participant and his/her manager each year


 .    Provides flexibility in assessing contribution by participant


 .    For Groups I and II, incentives earned based on unit performance -- VCNB or
     Ventura or Frontier -- (sum of ROAR + POP) and are adjusted up or down, based on individual performance evaluations

     ..   Achieving individual targets results in payout of earned award

     ..   Exceeding individual targets can increase award by 40%

     .. Individual performance below minimum acceptable level reduces award to zero


 .    For Group III, emphasis in on personal goal achievement

     .. POP and ROAR performance factors may increase award by 20% or decrease it by 40%

                       ----------------------------

                       D. INDIVIDUAL PERFORMANCE MEASURE
                          ------------------------------


                        INDIVIDUAL PERFORMANCE RATINGS


RATING GUIDE
------------

A = OUTSTANDING:    Performance that SIGNIFICANTLY EXCEEDS EXPECTATIONS. As an
                                     -----------------------------------
                    overall evaluation rating, this level is for individuals who significantly exceed most of their objectives. Overall objectives achievement is significantly above most others in similar positions.


B = COMMENDABLE:    Performance that is FULLY ACCEPTABLE and MEETS ALL
(MET OBJECTIVES)                        ----------------     ---------
                    EXPECTATIONS. As an overall evaluation rating, this level is
                    -------------
                    for individuals who generally achieved their objectives.


C = MODERATE:       Performance that is SOMEWHAT BELOW EXPECTATIONS and falls
                                        ---------------------------
                    somewhat short (75-80% achievement or more) of objectives being evaluated. As an overall evaluation rating, this is for individuals who, while achieving some objectives, fall short of other objectives.


D = MARGINAL:       Performance that is CLEARLY BELOW EXPECTATIONS and falls
                                        --------------------------
                    significantly short (less than 70-75% achievement) of objectives being evaluated. As an overall evaluation rating, performance is clearly below expected results, with few important objectives achieved.


RATING VARIANCE
---------------

When evaluating individual objectives, "+" or "-" is used to indicate an exceedingly difficult objective or an easy objective. As part of an overall evaluation rating, the "+" or "-" indicates overall performance between the four primary rating levels.

                       ----------------------------

                       D. INDIVIDUAL PERFORMANCE MEASURE
                          ------------------------------

 .    Individual performance evaluation and corresponding incentive adjustment factor:

                             ANNUAL INCENTIVE PLAN
                             ---------------------
                   INDIVIDUAL PERFORMANCE RATING AND MEASURE
                   -----------------------------------------

                                                                   INDIVIDUAL
                                                                   PERFORMANCE
                                                                      FACTOR
                                                                    APPLIED TO
                                   PERSONAL                         INCENTIVE
     PERFORMANCE LEVEL              RATING                         OPPORTUNITY
     -----------------              ------                         -----------
     OUTSTANDING                       A                               1.4
     (MAXIMUM)
                                       A-                              1.3
                                       B+                              1.2

     COMMENDABLE                       B*                              1.0*
     (MET OBJECTIVES)

                                       B-                              0.8
                                       C+                              0.6

     MODERATE ACHIEVEMENT              C                               0.5
                                       C-                              0.3

     MARGINAL OR BELOW                 D+, D                           0.0


* TARGET INCENTIVE LEVEL

                     E. ANNUAL INCENTIVES AND PERFORMANCE
                        ---------------------------------

 .    Below threshold performance, the board of directors may establish discretionary awards for plan participants

 .    For performance between threshold and target or target and maximum levels, use straight-line interpolation to determine incentive amounts

 .    1995 annual incentive opportunity for Group I participant:

                                              GROUP I
                              INCENTIVE OPPORTUNITY AS % BASE SALARY*
                                   AT VARIOUS PERFORMANCE LEVELS
                                -----------------------------------
PERFORMANCE
  MEASURE                      THRESHOLD          TARGET          MAXIMUM
 AND WEIGHT                   PERFORMANCE      PERFORMANCE      PERFORMANCE
-----------                   -----------      -----------      -----------
PROFIT OBJECTIVE              80% OF PLAN      100% OF PLAN     120% OF PLAN
PERFORMANCE (70%)                (0.0%)           (17.5%)         (22.75%)

RELATIVE RETURN             45TH PERCENTILE    60TH PERCENTILE  75TH PERCENTILE
ON ASSETS (30%)                  (0.0%)            (7.5%)           (9.75%)

                              -----------        -----------      -----------

TOTAL INCENTIVE OPPORTUNITY       0.0%             25.0%            32.50%

*    Individual Award Target Incentives may range between 20-25%

 .    Individual performance evaluations will increase or decrease incentive amount. Amount of incentive will be:

     ..   Threshold performance:        Award is $0

     ..   Target performance:           1.0 x incentive opportunity

     ..   Maximum performance:          1.4 x incentive opportunity

                    ----------------------------------

 .    Annual incentive opportunity for Group II participants:

                                              GROUP II
                              INCENTIVE OPPORTUNITY AS % BASE SALARY*
                                   AT VARIOUS PERFORMANCE LEVELS
                                -----------------------------------
PERFORMANCE
  MEASURE                      THRESHOLD          TARGET          MAXIMUM
 AND WEIGHT                   PERFORMANCE      PERFORMANCE      PERFORMANCE
-----------                   -----------      -----------      -----------
PROFIT OBJECTIVE              80% OF PLAN      100% OF PLAN     120% OF PLAN
PERFORMANCE (75%)                (0.0%)           (14.0%)         (18.2%)

RELATIVE RETURN             45TH PERCENTILE    60TH PERCENTILE  75TH PERCENTILE
ON ASSETS (25%)                  (0.0%)            (6.0%)           (7.8%)

                              -----------        -----------      -----------

TOTAL INCENTIVE OPPORTUNITY       0.0%             20.0%            26.0%

*    Individual Award Target Incentives may range between 15-20%

 .    Individual performance evaluations will increase or decrease incentive amount. Amount of incentive will be:

     ..   Threshold performance:        Award is $0

     ..   Target performance:           1.0 x incentive opportunity

     ..   Maximum performance:          1.4 x incentive opportunity

                    ----------------------------------

 .    Annual incentive opportunity for Group III participants (as a percent of base salary)*:

     ..   Below minimum performance for personal goals =              0%

     ..   At target performance for personal goals =             15.0%**

     ..   At maximum performance for personal goals =              21.0%

     * Based on weighted average of personal goal achievement ratings, as determined by the Individual Performance Measure

     ** Target incentive may range from 10% to 15% of base salary, depending on position; to be determined by CEO/President of VCNB

 .    Financial performance measures for each participant's unit (for 1995)
     increase or decrease Group III participants' awards by the following amounts:

                                              GROUP III
                                 INCENTIVE OPPORTUNITY ADJUSTMENTS
                                   AT VARIOUS PERFORMANCE LEVELS
                                -----------------------------------
PERFORMANCE
MEASURE                       THRESHOLD          TARGET           MAXIMUM
AND WEIGHT                    PERFORMANCE      PERFORMANCE      PERFORMANCE
-----------                   -----------      -----------      -----------
PROFIT OBJECTIVE              80% OF PLAN      100% OF PLAN     120% OF PLAN
PERFORMANCE (70%)               OR LESS            (0.7)            (0.84)
                                 (0.42)

RELATIVE RETURN             45TH PERCENTILE    60TH PERCENTILE  75TH PERCENTILE
ON ASSETS (30%)                 0R LESS            (0.3)            (0.36)
                                 (0.18)

                              -----------        -----------      -----------

INCENTIVE OPPORTUNITY         NEVER LESS            1.0              1.2
MODIFIER                       THAN 0.60

 .    At their minimum level of performance, POP and ROAR measures will reduce incentive by 40%

 .    At their maximum level of performance, POP and ROAR measures will increase incentive by 20%

                    ----------------------------------

 .    The table below presents an example of payouts under the annual plan, at various performance levels.

              EXAMPLE OF 1995 ANNUAL INCENTIVE AWARD CALCULATIONS


==================================================================================================
                                                                     INCENTIVE AMOUNTS'
                                                         -----------------------------------------
                                             Individual      ROAR Factor         ROAR Factor
                                                Perfor-    60th Percentile     75th Percentile
          Partici-                Target        mance    -----------------------------------------
Group      pant       Salary    Incentive       Factor     100%     120%         100%     120%
                                                            POP      POP          POP      P0P
--------------------------------------------------------------------------------------------------
  I          A        $125,000     25%            1.0     $31,250  $37,813     $34,063   $40,625
--------------------------------------------------------------------------------------------------
 II          B          90,000     20%            1.2      21,600   26,136      23,544    28,080
--------------------------------------------------------------------------------------------------
III          C          60,000     15%            0.8       7,200    8,208       7,632     8,640
==================================================================================================

1.   Subject to Plan Safeguards

                 III.  ANNUAL INCENTIVE PROGRAM ADMINISTRATION
                       ---------------------------------------

                           A. OVERALL RESPONSIBILITY
                              ----------------------

 .    The incentive program has been designed to provide flexibility in its implementation:

     .. It is to be administered by the Compensation Committee of the Board of Directors of VCNB, excluding program participants and excluding those eligible to participate in the plans

     .. The Compensation Committee, acting on the recommendations of the VCNB President, will select annual plan participants, determine when awards should be made to participants and ratify the size of each participant's target award.



                  B. GUIDELINES TO PLAN PARTICIPANT SELECTION
                     ----------------------------------------

 .    Participation in the annual plan is to be determined by the Compensation
     Committee, acting upon the recommendations of the President of VCNB. Participation in 1995 will be limited to:

     .. Group I: Comprising the CEO/President of VCNB/Ventura and the President of Frontier

          (List)

     .. Group II: Comprising Executive and Senior Vice President reporting to the President of VCNB/Ventura or the President of Frontier

          (List)

     .. Group III: Comprising selected managers as recommended by the President of VCNB

          (List)

                      --------------------------------

               C. GUIDELINES TO THE TIMING OF AWARDS AND PAYMENT
                  ----------------------------------------------

 .    Each annual plan participant will receive payment in cash for the amount of his/her earned incentive as soon as practical after fiscal year-end.

     .. With the consent of the compensation committee, a participant may, in advance of the annual plan year, elect to defer receipt of payment of the incentive award beyond the date when such payment would normally be made. If a participant elects to defer receipt of payment, such deferral will be stipulated using a written agreement between the committee and the participant. Any such election will be irrevocable for that award payment.

          D.  GUIDELINES TO DETERMINING THE SIZE OF AWARDS
              --------------------------------------------

 .    The program provides recommended annual target incentive ranges for participating positions.

 .    The Compensation Committee, with the recommendation and concurrence of the
     President and CEO of VCNB, has the right to determine the size of the target of an annual award.

                          E. FORM AND TIME OF PAYMENT
                             ------------------------

 .    Unless the participant has elected to defer an award, each participant in the annual plan will receive the awards in cash in the amount determined by plan criteria. Payment will be made as soon as practical after the plan year-end.

                      ---------------------------------

                      F.  PLAN SAFEGUARDS AND LIMITATIONS
                          -------------------------------


 .    The plan has the following controls to prevent inappropriate payments:

     .. The Board of Directors may, without notice, amend or terminate the annual plan, or from time-to-time, suspend it.



 .    No annual incentive compensation other than discretionary awards may be paid to VCNB participants when the Holding Company's return on assets falls below 0.3%. Similarly, should either Ventura or Frontier's ROA fall below 0.3%, no annual incentive compensation, other than discretionary awards, may be paid to respective Bank incentive plan participants.


 .    When either VCNB's, Ventura's or Frontier's performance eliminates annual incentives, the Compensation Committee, with the approval of the board, may award discretionary bonuses to selected participants upon recommendations from the President/CEO of VCNB.


 .    In the event that participants are only eligible for discretionary awards, these awards will be limited to those participants who have achieved an individual performance rating of B + or better.


 .    In no circumstances will individual discretionary awards be greater than:

     ..   20% of a Group I participant's base salary

     ..   15% of Group II participant's base salary

     ..   10% of Group III participant's base salary

                      ---------------------------------

                      F.  PLAN SAFEGUARDS AND LIMITATIONS
                          -------------------------------


 .    The maximum total amount of annual plan incentive compensation that may be paid to participants each year is limited:

     .. GROUPS I AND II: To the aggregate of participant's incentive opportunity times 1.2 before applying the individual performance measure. If the application of the individual performance measure to all participants results in aggregated awards which exceed this amount, the incentive payouts are pro rated downward for each participant to equal the sum of the ROAR measure and the POP measure incentives for all participants times 1.2.

     .. GROUP III: To the aggregate of participants' incentive opportunity times 1.03 before applying the POP and ROAR adjustment factors. If the application of the POP and ROAR factors to all participants results in aggregated awards which exceed this amount, the incentive payouts are pro rated downward for each participant so that their sum equals the individual performance awards times 1.03.

 .    Regardless of Holding Company or individual Bank performance, payments under the annual plan are forfeited in any year if at year-end the Holding Company falls below regulatory capital requirements.

                 III. INCENTIVE PROGRAM ADMINISTRATION, Contd
                      --------------------------------

                      F.  PLAN SAFEGUARDS AND LIMITATIONS
                          -------------------------------


 .    The maximum total amount of annual incentive compensation paid out under the annual plan shall not exceed in any circumstances 14% of after net income for that year, after the accrual of annual incentive compensation expense.

     .. Should the annual incentives exceed 14% of net after tax income, then all annual awards will be pro-rated downward until the total incentives for all Groups were equal to no more than 14% of after tax net income.

 .    In the event that a participant's full-time employment with VCNB or its subsidiary Banks should terminate for any reason other than death, total and permanent disability or retirement (including early retirement), that participant will forfeit any annual incentive plan compensation for that fiscal year.

     .. A participant's earned but deferred awards (if any) will become payable upon termination of employment of the plan participant due to death, permanent and total disability or retirement (including early retirement).

 .    Notwithstanding any other provisions of this plan, the Board of Directors, acting upon the recommendation of the Compensation Committee, will retain the right to make payments to participants whose employment with VCNB or its subsidiary Banks terminates for reasons other than specified, if it is deemed in the best interests of VCNB to do so.

     .. A leave of absence, unless otherwise determined by the compensation committee shall not constitute a cessation of employment.

                          ---------------------------------

                       G.  SELECTION OF THE PEER GROUPS
                           ----------------------------

 .    The peer comparison group used to determine the relative return on assets
     (ROAR) performance measure will depend upon the unit in which the participant is employed.

 .    VCNB: 24 California bank holding companies closest in size to VCNB.

 .    Ventura County National Bank: 24 banks closest in size in Ventura, Santa
     Barbara and Los Angeles Counties.

     .. Will include those Ventura and Santa Barbara banks with assets plus or minus 50% of the size of Ventura County National Bank.

 .    Frontier Bank: 24 banks closest in size of Los Angeles and Orange Counties.

 .    Each fiscal year, the peer comparison groups will be re-established and those institutions failing the above size criteria will be eliminated.

     .. Peer group selection for each plan year will be based on data available from Call Reports or private vendors for the September quarter of the prior year.

 .    The relative return on assets performance measure for each fiscal year for each unit will be determined using four quarters of cumulative data ending in the prior calendar year's third quarter.

     .. Cumulative four quarter performance data (ending with the September quarter) for each appropriate VCNB unit will be measured against comparable data for the corresponding appropriate peer group each year.

                                 APPENDIX A
                                 ----------

                          POP AND ROAR FACTOR WEIGHTS
                          ---------------------------
                   AND REQUIRED PERFORMANCE LEVELS 1995-1998
                   -----------------------------------------


POP AND ROAR FACTOR WEIGHTS
---------------------------

The Annual Management Incentive Plan takes into consideration recent historical performance of VCNB, Ventura and Frontier compared to their respective peer groups. Initially, the Plan recognizes that the Holding Company and its subsidiary Bank's probable performance will continue to lag behind the peer averages. However, management desires to improve performance over time so that eventually, performance of all units will exceed peer group averages.

It is appropriate to encourage management to take the necessary actions in the shortrun that will enable it to achieve and exceed parity with its peers in the future. As a result, the plan calls for emphasis on achievement of internal profit benchmarks in the first few years, rather than on peer comparisons. The schedule below presents the Profit Objective Performance (POP) and Relative Return on Performance (ROAR) weights to be used in the Plan for 1995-1998:

==============================================================================
          YEAR                     ROAR                     POP
==============================================================================
          1995                      30%                     70%
------------------------------------------------------------------------------
          1996                      35%                     65%
------------------------------------------------------------------------------
          1997                      40%                     60%
------------------------------------------------------------------------------
          1998                      50%                     50%
==============================================================================

These weights will be used to determine the influence of internal profitability achievement and external peer comparison on Group I and II participants' incentive opportunity. They will also be used as modifiers for determining adjusted Group III incentive awards.

The objective will be to meet a 50-50 weighting by 1998.

                              -----------

                          POP AND ROAR FACTOR WEIGHTS
                          ---------------------------
                   AND REQUIRED PERFORMANCE LEVELS 1995-1998
                   -----------------------------------------

REQUIRED PERFORMANCE LEVELS
---------------------------

Over time, VCNB and its subsidiary Banks will be required to meet progressively more challenging performance levels with respect to their peers. The following schedule indicates the levels of achievement with respect to peer performance required to meet threshold, target and maximum levels of ROAR-based incentive payouts, expressed in percentiles:

===============================================================================
                    RELATIVE RETURN ON ASSETS COMPARED TO PEERS (PERCENTILE)
     YEAR      ----------------------------------------------------------------
                       THRESHOLD             TARGET           MAXIMUM
===============================================================================
     1995            45th Percentile     60th Percentile   75th Percentile
-------------------------------------------------------------------------------
     1996                 45th                65th              80th
-------------------------------------------------------------------------------
     1997                 50th                70th              85th
-------------------------------------------------------------------------------
     1998                 50th                75th              90th
===============================================================================

                                  APPENDIX B
            SAMPLE PEER COMPARISON GROUP VCNB - THIRD QUARTER 1994

                                                                     Return
                                                                   on Average
     Holding Company               City           Total Assets     Assets (%)
                                                       9/94           9/94
                                                     ($ 000)        (Y-T-D)
TRICO BANCSHARES                 CHICO                $595,310           0.97
HOME INTERSTATE BANCORP          SIGNAL HILL          $463,466           0.77
SC BANCORP                       DOWNEY               $404,358           0.62
TRANSWORLD BANCORP               SHERMAN OAKS         $384,990           0.64
FREMONT VANCORPORATION           FREMONT              $344,580           1.39
PACIFIC CAPITAL BANCORP          SALINAS              $339,074           1.22
FOOTHILL INDEPENDENT BANCORP     GLENDORA             $325,711           1.03
CCB BANCORP, INC.                SANTA ANA            $314,366          -2.1
ELDORADO BANCORP                 TUSTIN               $311,382           0.76
CALIFORNIA COMMERCIAL BKSHRS     NEWPORT BEACH        $305,264           0.17
PROFESSIONAL BANCORP             SANTA MONICA         $304,186           0.26
RCB CORPORATION                  SACRAMENTO           $302,980           0.28
VENTURA COUNTY NATL BANCORP      OXNARD               $281,049           0.21
CU BANCORP                       ENCINO               $280,436           0.95
SIERRA TAHOE BANCORP             TRUCKEE              $264,357           1.01
LANDMARK BANCORP                 LA HABRA             $264,111           0.72
CIVIC BANCORP                    OAKLAND              $257,938           0.58
NORTH COUNTY BANCORP             ESCONDIDO            $252,935           0.53
ORIENT BANCORPORATION            SAN FRANCISCO        $243,989           0.36
AKTIV BANK HOLDING COMPANY       LONG BEACH           $242,670           0.71
NATIONAL MERCANTILE BANCORP      LOS ANGELES          $234,334          -1.63
CUPERTINO NATIONAL BANCORP       CUPERTINO            $216,319           0.79
NORTH VALLEY BANCORP             REDDING              $213,709           1.43
MONTECITO BANCORP                SANTA BARBARA        $202,804           0.46
ORANGE NATIONAL BANCORP          ORANGE               $196,573           0.36

                                      24

                                  APPENDIX B

           SAMPLE PEER COMPARISON GROUP VENTURA COUNTY NATIONAL BANK
                              THIRD QUARTER 1994

                                                                                  Return
                                                                  Total         on Average
                                                                 Assets            Assets
     Institution Name                    City       County        9/94              9/94
                                                                ($ 000)           (Y-T-D)
HANMI BK                         LOS ANGELES      LOS ANGELES       $340,655           1.11
FOOTHILL INDEPENDENT BK          GLENDORA         LOS ANGELES       $324,148           1.08
WESTERN BK                       LOS ANGELES      LOS ANGELES       $312,478           0.81
FIRST PROFESSIONAL BK LA NA      SANTA MONICA     LOS ANGELES       $302,997           0.45
CALIFORNIA UNITED BK NA          ENCINO           LOS ANGELES       $280,434           1.03
AMERICAN PACIFIC ST BK           SHERMAN OAKS     LOS ANGELES       $277,579           0.67
CALIFORNIA CENTER BANK           LOS ANGELES      LOS ANGELES       $244,950           1.01
NATIONAL BK OF LONG BEACH        LONG BEACH       LOS ANGELES       $242,298           0.72
MERCANTILE NB                    LOS ANGELES      LOS ANGELES       $234,333           -1.6
BANK OF SANTA MARIA              SANTA MARIA      SANTA BARBARA     $214,031           1.03
UNITED NB                        MONTEREY PARK    VENTURA           $211,300           1.33
BANK OF MONTECITO                SANTA BARBARA    LOS ANGELES       $202,118           0.51
VENTURA COUNTY NB                OXNARD           LOS ANGELES       $196,592           0.04
HARBOR BK                        LONG BEACH       LOS ANGELES       $179,887           0.36
PREFERRED BK                     LOS ANGELES      LOS ANGELES       $177,220           1.07
CENTURY BANK                     LOS ANGELES      LOS ANGELES       $175,090          -3.81
US TC OF CALIFORNIA NA           LOS ANGELES      LOS ANGELES       $168,608           1.74
PACIFIC HERITAGE BK              TORRANCE         LOS ANGELES       $156,275           -3.1
FIRST CHARTER BK NA              BEVERLY HILLS    LOS ANGELES       $156,071          -1.76
INTERNATIONAL BK OF CA           LOS ANGELES      LOS ANGELES       $152,406           -0.9
FIRST CREDIT BK                  LOS ANGELES      LOS ANGELES       $147,335           2.32
CITIZENS COMMERCIAL T&SB         PASADENA         LOS ANGELES       $138,415           0.52
FIRST VALLEY BK                  LOMPOC           SANTA BARBARA     $113,698           1.08
CITY COMMERCE BK                 SANTA BARBARA    SANTA BARBARA     $111,303           0.76
AMERICAN COMMERCIAL BK           VENTURA          VENTURA           $111,271           0.76

                                  APPENDIX B
        SAMPLE PEER COMPARISON GROUP: FRONTIER BANK-THIRD QUARTER 1994

                                                                     Return
                                                     Total         on Average
   Institution Name                     City         Assets          Assets
                                                      9/94            9/94
                                                    ($ 000)          (Y-T-D)
FIRST CENTRAL BK NA              CERRITOS            $113,498            -0.25
FOUNDERS NB                      LOS ANGELES         $112,080             0.86
BANK AUDI CA                     LOS ANGELES         $109,957             0.75
MARINE NB                        IRVINE              $106,821            -0.33
LIPPOBANK                        LOS ANGELES         $106,288             0.21
NATIONAL BK OF CALIFORNIA        LOS ANGELES         $102,947              0.2
MARATHON NB                      LOS ANGELES         $ 98,960             0.01
CERRITOS VALLEY BK               NORWALK             $ 97,430              0.6
HUNTINGTON NB                    HUNTINGTON BEACH    $ 95,066             0.52
FIRST CONTINENTAL BK             ROSEMEAD            $ 94,930             1.47
GRAND NB                         SANTA ANA           $ 89,955              1.4
WILSHIRE ST BK                   LOS ANGELES         $ 89,584            -0.13
FRONTIER BK NA                   LA PALMA            $ 89,100             0.56
TRANS NB                         MONTEREY PARK       $ 88,620             2.49
EASTERN INTERNATIONAL BK         ALHAMBRA            $ 87,787             0.92
GILMORE COMMERCIAL & SVG BK      LOS ANGELES         $ 81,963             0.93
LOS ANGELES NB                   BUENA PARK          $ 81,684             0.85
SOUTH BAY BK                     TORRANCE            $ 81,361             -2.1
MARINERS BK                      SAN CLEMENTE        $ 80,310             -0.1
PACIFIC WESTERN NB               PICO RIVERA         $ 79,216             0.93
VALENCIA NB                      VALENCIA            $ 79,148              0.4
CHARTER PACIFIC BK               AGOURA HILLS        $ 77,467            -1.38
CORPORATE BK                     SANTA ANA           $ 77,378             0.39
COMMERCE NB                      COMMERCE            $ 75,540             0.62
PACIFIC INLAND BK                ANAHEIM             $ 72,449            -3.31

                                  APPENDIX C
                                  ----------

          CALCULATION OF THE RELATIVE RETURN ON ASSETS (ROAR) MEASURE
          -----------------------------------------------------------


DETERMINING PERFORMANCE LEVELS
------------------------------

1. VCNB and its subsidiary Banks' performance levels are determined by calculating their percentile rankings in their respective Peer Group based on ROA ratios. This example will use the VCNB peer group.

2. After obtaining four cumulative quarters of data for the 24 VCNB Peer Group bank holding companies, arrange the Peer Group ROA ratios in descending order and sequentially number each entry beginning at the
                                                         ----------------
     bottom. (See example 1).  Place VCNB in the group, as determined by its
     ------
     ROA.

3.   VCNB performance level (expressed as a percentile) =

                        VCNB rank with Peer Group - 0.5
                        -------------------------------
                               # of institutions

4.   Determine VCNB's performance Level (See Example 1)

                 VCNB rank = 4th from the bottom of the group

                 # institutions = 25

            VCNB Performance Level = (4-0.5)
                                     -------
                                        25

            VCNB Performance Level = 14th Percentile

                                   EXAMPLE 1
            SAMPLE PEER COMPARISON GROUP VCNB-THIRD QUARTER 1994
                          TWENTY-FOUR CLOSEST IN SIZE
                            (DOLLARS IN THOUSANDS)

                                                                      Return
                                                                    on Average
     Holding Company                 City           Total Assets     Assets (%)
                                                         9/94           9/94
                                                      ($ 000)         (Y-T-D)
25 NORTH VALLEY BANCORP            REDDING             $213,709            1.43
24 FREMONT BANCORPORATION          FREMONT             $344,580            1.39
23 PACIFIC CAPITAL BANCORP         SALINAS             $339,074            1.22
22 FOOTHILL INDEPENDENT BANCORP    GLENDORA            $325,711            1.03
21 SIERRA TAHOE BANCORP            TRUCKEE             $264,357            1.01
20 TRICO BANCSHARES                CHICO               $595,310            0.97
19 CU BANCORP                      ENCINO              $280,436            0.95
18 CUPERTINO NATIONAL BANCORP      CUPERTINO           $216,319            0.79
17 HOME INTERSTATE BANCORP         SIGNAL HILL         $463,466            0.77
16 ELDORADO BANCORP                TUSTIN              $311,382            0.76
15 LANDMARK BANCORP                LA HABRA            $264,111            0.72
14 AKTIV BANK HOLDING COMPANY      LONG BEACH          $242,670            0.71
13 TRANSWORLD BANCORP              SHERMAN OAKS        $384,990            0.64
12 SC BANCORP                      DOWNEY              $404,358            0.62
11 CIVIC BANCORP                   OAKLAND             $257,938            0.58
10 NORTH COUNTY BANCORP            ESCONDIDO           $252,935            0.53
 9 MONTECITO BANCORP               SANTA BARBARA       $202,804            0.46
 8 ORANGE NATIONAL BANCORP         ORANGE              $196,573            0.36
 7 ORIENT BANCORPORATION           SAN FRANCISCO       $243,989            0.36
 6 RCB CORPORATION                 SACRAMENTO          $302,980            0.28
 5 PROFESSIONAL BANCORP            SANTA MONICA        $304,186            0.26
 4 VENTURA COUNTY NATL BANCORP     OXNARD              $281,049            0.21
 3 CALIFORNIA COMMERCIAL BKSHRS    NEWPORT BEACH       $305,264            0.17
 2 NATIONAL MERCANTILE BANCORP     LOS ANGELES         $234,334           -1.63
 1 CCB BANCORP, INC.               SANTA ANA           $314,366           -2.1